Exhibit 99.1


                                CERTIFICATION OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                          PRINCIPAL ACCOUNTING OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Cimnet, Inc. (the "Company") for the quarter ended June 30, 2002, I, John D. Richardson, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                                    (1)  the Report fully complies with the
                                    requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                    (2)  the information contained in the
                                    Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ JOHN D. RICHARDSON
                                ------------------------------------------------
                                John D. Richardson
                                Chief Executive Officer and Principal Accounting Officer


August 14, 2002


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